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Touch-Tone Telephone Voting Script

RUSSELL/WO#17914: TOUCH-TONE TELEPHONE VOTING SCRIPT

“RUSSELL INVESTMENT FUNDS”

CARD TYPE: SMART CARD

EXPECTED MAIL DATE: 08/24/2007

MEETING DATE: October 25, 2007

TEST CONTROL NUMBER (s): 914 99999 000 099 Test Security Code: 0291 3795

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-235-4258, THE CONTRACTHOLDER WILL HEAR:

“Welcome! Please enter the number located in the shaded box on your voting instruction card.”

WHEN THE CONTRACTHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your voting instruction card

WHEN THE CONTRACTHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

“This is the automated telephone voting site for the Special Meetings of Shareholders of the Russell Investment Funds”

“To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now.”

“To vote on EACH PROPOSAL SEPARATELY, press 0 now.”

OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:

“To hear how you have voted, press 1.”	“To cancel your vote, press 2.”	“To save how you have voted, press 3.”

IF THE CONTRACTHOLDER PRESSES 1 TO HEAR THE VOTES:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows, “You have voted as THE BOARD RECOMMENDED.”

“To hear how you have voted, press 1.”	“To cancel your vote, press 2.”	“To save how you have voted, press 3.”

IF THE CONTRACTHOLDER PRESSES 2 TO CANCEL THE VOTES:

“Your vote has been canceled.”	“To enter another vote, press 1 now.”	“To end this call, press 0 now.”

IF THE CONTRACTHOLDER PRESSES 3 TO SAVE THE VOTES:

“Your vote has been saved.”	“To enter another vote, press 1 now.”	“To end this call press 0 now.”

If the CONTRACTHOLDER elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE CONTRACTHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

OPTION 2: IF THE CONTRACTHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:

“Proposal 1:	To vote FOR ALL nominees, press 1.	To WITHHOLD from all nominees, press 9.
To WITHHOLD FROM AN INDIVIDUAL nominee press 0.”

IF THE CONTRACTHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:

“To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you do not wish to vote for.”

“Press 0, if you have completed voting on nominees”

AFTER THE CONTRACTHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS:

“Press 1 to WITHHOLD from another nominee, or press 0 if you have completed voting on the nominees.”

IF THE CONTRACT OWNER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR:

“Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES”

*IF A CONTRACTHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*

“Proposal 2:	To vote FOR ALL press 1.	To vote AGAINST ALL press 9.	To ABSTAIN ALL press 0.”

“To vote each holding individually press 4”

IF THE CONTRACTHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

“For Holding #1:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #2:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #3:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #4:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #5:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”

“Proposal 3:	To vote FOR ALL press 1.	To vote AGAINST ALL press 9.	To ABSTAIN ALL press 0.”

“To vote each holding individually press 4”

IF THE CONTRACTHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:

“For Holding #1:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #2:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #3:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #4:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”
“For Holding #5:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”

“Proposal 4:	To vote FOR press 1.	AGAINST press 9.	ABSTAIN press 0.”

WHEN THE CONTRACTHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:

“To hear how you have voted, press 1.”	“To cancel your vote, press 2.”	“To save how you have voted, press 3.”

IF THE CONTRACTHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:

“Your vote will be saved automatically should you decide to hang up during vote playback.”

“Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given).”

“To hear how you have voted, press 1.”	“To cancel your vote, press 2.”	“To save how you have voted, press 3.”

IF THE CONTRACTHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:

“Your vote has been canceled.”	“To enter another vote, press 1 now.”	“To end this call, press 0 now.”

IF THE CONTRACTHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

“Your vote has been saved.”	“To enter another vote, press 1 now.”	“To end this call press 0 now.”

If the CONTRACTHOLDER elects to vote another proxy, he/she is returned to the above speech

“PLEASE ENTER THE NUMBER”.

IF THE CONTRACTHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting.”

Call is terminated.